CIRCLE INCOME SHARES, INC.

1996
ANNUAL REPORT
FISCAL YEAR
ENDED JUNE 30, 1996

CORPORATE DESCRIPTION
Circle Income Shares, Inc. ("the Company") is a closed-end investment company with $32.5 million in net capital. The primary investment objective of the Company is to provide as high a level of current income as is consistent with prudent investment risk through investment principally in debt securities. Capital appreciation is a secondary investment objective. The Company's stock is traded on the Over-the-Counter Market as a national issue, under the NASDAQ symbol CINS. The Investment Management and Trust Group of Bank One, Indianapolis, NA, is the Company's investment adviser.

CONTENTS
Report from Management                       1
Five-Year Summary of Distributions           2
Projected Dividend Dates                     2
Federal Tax Status                           2
Statements of Assets and Liabilities         3
Statements of Changes in Net Assets          4
Statements of Operations                     5
Portfolio of Investments                   6-7
Five-Year Summary of Operations              8
Notes to Financial Statements             9-10
Report of Independent Public Accountants    11
Dividend Reinvestment Plan               12-13
Board of Directors                          14
Officers                                    14

REPORT FROM MANAGEMENT
     This Annual Report reviews Circle Income Shares' results for the fiscal year ended June 30, 1996. During this twelve-month fiscal period, interest rates trended lower during the first half, and then steadily rose over the latter half of the year. Compared to the prior fiscal year, U.S. Treasury yields were generally lower. Despite the lower Treasury yields, due to portfolio concentrations in higher yielding corporate issues, your Company's net investment income increased to $2,519,430, or $0.90 per share, compared with net investment income of $2,475,334, or $0.89, in fiscal year 1995. Higher interest rates at June 30, 1996, decreased the net asset value of your Company's shares to $11.60 from $11.84 per share at June 30, 1995. Total net assets at June 30, 1996 were $32,451,746.
     Dividends during the 1996 fiscal year were paid at the monthly rate of $0.075 through the record date of April 19th, after which the new monthly dividend rate was reduced to $0.0725. Total annual distributions per share for the fiscal year were $0.895. At its regular meeting on July 19, 1996, your Company's Board of Directors declared monthly dividends of $0.0725 per share for the months of August, September, October, and November, 1996, subject to the realization of anticipated earnings. It has been your Company's practice to make dividend payments on the first Friday of each month to shareholders of record two weeks prior to payment date. A table showing projected dividend record and payment dates for the 1997 fiscal year is included on page two of this Report.
     Bondholders, during the latest twelve months, rode an interest rate roller coaster with five-year maturity United States Treasury Notes starting the period at yields of close to 6.00%. Within six weeks, these maturities rose in yield to 6.40%. Over the next six months, five-year United States Treasury Note yields plummeted to 5.23%, a reduction of 1.17%. During the remaining months of the fiscal year, interest rates started their upward climb with five-year yields increasing nearly 1.50%, reaching levels in the 6.70% area. Interest rates rise and fall based on market expectations concerning economic growth and inflation. During the last half of calendar year 1995 and into early 1996, investors were confident that economic growth was moderate and inflation would remain under control. As of the first quarter of calendar 1996, the latest four quarters of real gross domestic product (GDP) averaged 1.7% and inflation, as measured by the Consumer Price Index, was 2.8%. However, larger than expected increases in national employment statistics in February, later confirmed by other strong economic data, gave rise to sharply changing expectations on the part of investors. Stronger growth implied potentially higher price inflation in the future, which drove interest rates much higher. Your Company's management remains committed to fulfilling our primary investment objective of providing a high level of current income consistent with prudent investment risk.





     Thomas A. Jenkins                  Jeffrey W. Fountain
     President                     Executive Vice President &
                                   Chief Investment Officer
July 23, 1996

FIVE-YEAR SUMMARY OF DISTRIBUTIONS

     Year Ended June 30       Per Share Distributions
     ___________________________________________

          1996                $0.895
          1995                $0.900
          1994                $0.945
          1993                $0.915
          1992                $1.080
     ___________________________________________


PROJECTED DIVIDEND DATES-FISCAL 1997
Listed below are the expected dividend distribution dates for the next twelve months.
These dates are subject to change by the Board of Directors.

Record Date         Payment Date        Record Date         Payment Date
________________________________________________________________________
July 19, 1996       August 2, 1996      January 24, 1997    February 7, 1997

August 23, 1996     September 6, 1996   February 21, 1997   March 7, 1997

September 20, 1996  October 4, 1996     March 21, 1997      April 4, 1997

October 18, 1996    November 1, 1996    April 18, 1997      May 2, 1997

November 22, 1996   December 6, 1996    May 23, 1997        June 6, 1997

December 20, 1996   January 3, 1997     June 20, 1997       July 7, 1997
________________________________________________________________________

FEDERAL TAX STATUS
Of the distributions made to corporations during the fiscal year ended June 30, 1996, no portion qualifies for the dividends received deduction under Internal Revenue Code Section 243. Detailed information on the taxability of dividends is mailed to shareholders annually.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1996 and 1995

ASSETS:                                                      1996              1995
                                                             ____              ____
Investments, at market value (identified cost -
 $30,881,899 and $30,787,093, respectively) (Note 1A)  $ 31,997,561        $32,470,243
Cash                                                          6,278                582
Receivable for securities sold                               46,190            284,506
Accrued interest receivable (Note 1C)                       645,312            606,700
Other assets                                                  8,838             10,027
                                                        ___________         __________
Total Assets                                           $ 32,704,179        $33,372,058
                                                        ___________         __________

LIABILITIES:
Accrued expenses                                       $    549,620        $    47,724
Dividend payable (July 5, 1996 - $.0725 per share;
     July 7, 1995 - $.075 per share)                        202,813            209,806
                                                         __________          _________
Total Liabilities                                      $    252,433        $   257,530
                                                         __________         __________

NET ASSETS:
Capital:
Common Stock, $1.00 par value:
     Authorized 10,000,000 shares
     Outstanding 2,797,416 shares                       $ 2,797,416        $ 2,797,416
Additional paid-in capita                                34,502,640         34,502,640
                                                         __________         __________
Total capital paid-in on shares                          37,300,056         37,300,056
Accumulated realized loss on investments                 (5,990,012)        (5,878,998)
Unrealized appreciation of investments                    1,115,662          1,683,150
Undistributed net investment income                          26,040             10,320
                                                          _________         __________
Net assets applicable to outstanding shares             $32,451,746        $33,114,528
                                                         ==========         ==========
Net asset value per share                               $     11.60        $     11.84
                                                         ==========         ==========

     The accompanying notes to financial statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended June 30, 1996 and 1995

FROM INVESTMENT ACTIVITIES:                               1996                  1995
                                                          ____                  ____
Net investment income                                  $ 2,519,430        $  2,475,334
Net realized loss from security transactions (Note 2)     (111,014)           (623,586)
Unrealized appreciation (depreciation) of investments     (567,488)          2,044,302
                                                        ___________         __________
Net increase in net assets resulting
     from operations                                     1,840,928           3,896,050
Dividends to shareholders ($.895 per share for 1996
     and $.90 per share for 1995) (Note 1C)             (2,503,710)         (2,517,711)
                                                        ___________         __________
Net increase (decrease) in net assets                     (662,782)          1,378,339
Net assets:
     Beginning of Period                                33,114,528          31,736,189
                                                       ____________         __________
End of Period (including undistributed
          net investment income of $26,040
          and $10,320, respectively)                   $32,451,746         $33,114,528
                                                       ===========         ===========

     The accompanying notes to financial statements are an integral part of these statements.

STATEMENTS OF OPERATIONS

For the Years Ended June 30, 1996 and 1995

INVESTMENT INCOME:                                           1996              1995
                                                             ____              ____

     Income Interest                                   $ 2,807,341         $ 2,765,912
                                                        __________          __________
Expenses:
     Investment advisory fee (Note 4)                      165,944             158,428
     Transfer and dividend disbursing agent fee             28,250              28,331
     Directors fee and expenses                             19,764              21,965
     Accountants fee                                        16,754              16,670
     Mailing expenses                                       14,004              14,004
     Custodian fee and expenses                             13,996              13,000
     Printing                                                9,004               7,996
     Membership fees                                         7,332              14,269
     Legal fees                                              5,004               5,004
     Miscellaneous                                           7,859              10,911
                                                      ____________         ___________
Total Expenses                                             287,911             290,578
                                                      ____________         ___________
Net Investment Income                                 $  2,519,430         $ 2,475,334
                                                     _____________         ___________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized loss from security transactions:
     Proceeds from sales                              $ 17,776,267         $10,898,902
     Cost of securities sold                            (7,887,281)        (11,522,488)
                                                     _____________       _____________
Net realized loss (Note 2)                                (111,014)           (623,586)
                                                     _____________       _____________
Unrealized appreciation (depreciation) of investments:
     Beginning of Period                                 1,683,150            (361,152)
     End of Period                                       1,115,662           1,683,150
                                                      ____________       _____________
Increase (decrease) in unrealized appreciation            (567,488)          2,044,302
                                                      ____________       _____________
Net realized and unrealized gain (loss) on investments    (678,502)          1,420,716
                                                      ____________       _____________
Net increase in net assets resulting
     from operations                                  $  1,840,928         $ 3,896,050
                                                    ==============       =============

     The accompanying notes to financial statements are an integral part of these statements.

PORTFOLIO OF INVESTMENTS (NOTE 1A)
June 30, 1996
     PRINCIPAL
     AMOUNT                                                                             COST                  MARKET
                    U.S. GOVERNMENT INSTRUMENTALITY OBLIGATIONS (27.3%)*
                    <C                                                                                                    >
     $     4,512    Government National Mortgage Association,
                        14.75% Mobile Home "Series B", due 9/15/97                  $  4,620               $    4,748
          69,539    Government National Mortgage Association,
                        13% Single Family, due 1/15/15                                74,254                   81,557
          53,912    Government National Mortgage Association,
                        9% Single Family, due 11/15/19                                53,272                   56,826
         139,677    Government National Mortgage Association,
                        10% Single Family, due 11/15/20                              141,771                  152,201
         144,209    Government National Mortgage Association,
                        9% Single Family, due 3/15/20                                141,618                  152,005
         328,212    Government National Mortgage Association,
                        9% Single Family, due 9/15/16                                350,752                  346,602
         278,264    Government National Mortgage Association,
                        9% Single Family, due 7/15/21                                295,568                  292,958
          51,480    Government National Mortgage Association,
                        9% Single Family, due 6/15/18                                 54,923                   54,370
         169,708    Government National Mortgage Association,
                        9% Single Family, due 7/15/18                                181,057                  179,236
         197,710    Government National Mortgage Association,
                        9% Single Family, due 10/15/16                               104,244                  103,276
         878,471    Government National Mortgage Association,
                        9% Single Family, due 1/15/22                                932,552                  922,667
       1,070,764    Government National Mortgage Association,
                        8.50% Single Family, due 1/15/25                           1,111,587                1,100,874
       3,106,234    Government National Mortgage Association,
                        9% Single Family, due 1/15/25                              3,137,297                3,250,861
         221,412    Federal Home Loan Mortgage Corporation,
                        10.25% Participation Certificates, due 6/1/09                221,207                  237,307
          94,833    Federal Home Loan Mortgage Corporation,
                        12.50% Participation Certificates, due 1/1/14                100,878                  108,123
          12,957    Federal Home Loan Mortgage Corporation,
                        13% Participation Certificates, due 6/1/14                    13,362                   15,200
          21,942    Federal Home Loan Mortgage Corporation,
                        13.50% Participation Certificates, due 1/1/11                 22,746                   25,932
           1,540    Federal Home Loan Mortgage Corporation,
                        13.50% Participation Certificates, due 10/1/12                 1,598                    1,828
          55,461    Federal Home Loan Mortgage Corporation,
                        13.50% Participation Certificates, due 2/1/13                 57,540                   64,837
          15,553    Federal Home Loan Mortgage Corporation,
                        14.50% Participation Certificates, due 12/1/10                16,036                   18,498
           5,844    Federal Home Loan Mortgage Corporation,
                        14.50% Participation Certificates, due 3/1/11                  6,024                    6,951
          58,311    Federal Home Loan Mortgage Corporation,
                        14.50% Participation Certificates, due 12/1/11                59,976                   69,354
          23,856    Federal Home Loan Mortgage Corporation,
                        14.75% Participation Certificates, due 3/1/10                 24,569                   28,373
          38,658    Federal Home Loan Mortgage Corporation,
                        15% Participation Certificates, due 3/1/11                    41,928                   45,979
          39,300    Federal Home Loan Mortgage Corporation,
                        10% Participation Certificates, due 9/1/01                    39,325                   41,252
          15,089    Federal National Mortgage Association,
                        10% Participation Certificates, due 7/1/02                    15,320                   15,839
         223,595    Federal Home Loan Mortgage Corporation,
                        8.50% Participation Certificates, due 1/1/08                 233,936                  231,349
         150,525    Federal National Mortgage Association,
                        10% Mortgage Backed Security, due 10/1/01                     52,657                   53,462
         195,997    Federal National Mortgage Association,
                        10% Mortgage Backed Security, due 12/1/18                     96,417                  104,546
         150,964    Federal National Mortgage Association,
                        9% Mortgage Backed Security, due 1/1/19                      155,493                  158,528
         171,702    Federal National Mortgage Association,
                        9% Mortgage Backed Security, due 3/1/17                      182,272                  180,447
         203,274    Federal National Mortgage Association,
                        10% Mortgage Backed Security, due 4/1/19                     220,171                  214,502

     PRINCIPAL
     AMOUNT                                                                           COST                    MARKET

         512,123    Federal National Mortgage Association,
                        9% Mortgage Backed Security, due 3/1/25                      526,206                  534,364

                                                                                     _______                  _______
               TOTAL U.S. GOVERNMENT
               INSTRUMENTALITY OBLIGATIONS                                       $18,671,176              $18,854,852
                                                                                  __________               __________
               SHORT-TERM OBLIGATIONS (2.1%)*

      $1,673,616    American Express Credit Corporation,
                        5.32% Commercial Paper, due 7/1/96                       $   673,616              $   673,616

                                                                                  __________               __________
               Total Short-Term Obligations                                      $   673,616              $   673,616
                                                                                  __________               __________
               CORPORATE OBLIGATIONS (69.2%)*

     $   992,000    American Airlines, Inc., 10.18% Pass-Through
                        Certificates, Series 1991-A2, due 1/2/13                 $    996,583              $ 1,140,750
         750,000    Applied Materials, Inc., 8% Senior Notes, due 9/1/04             744,518                  775,560
         750,000    Borden Chemical, 9.50% Notes, due 5/1/05                         750,525                  748,125
         750,000    Century Communications, 9.50% Senior Notes, due 3/1/05           718,110                  723,750
         500,000    Citicorp, 9.75% Subordinated Capital Notes, due 8/1/99           489,365                  540,915
         500,000    Citicorp, 8.55% Senior Medium Term Notes, due 3/17/97            495,135                  509,080
         642,000    Delta Airlines, 10% Equipment Trust Certificates,
                        Series 1991-K, due 12/5/14                                   658,641                  733,126
         750,000    Digital Equipment, 8.625% Debentures, due 11/1/12                775,313                  755,678
       1,000,000    Federal Express, 9.65% Notes, due 6/15/12                        995,560                1,155,960
         750,000    Federated Department Stores, 8.125% Senior Notes, due
                        10/15/02                                                     756,563                  747,188
       1,000,000    First Interstate (Wells Fargo), 9.125% Subordinated
                        Notes, due 2/1/04                                            996,570                1,095,550
       1,000,000    Fletcher Challenge Industries Finance USA Ltd.,
                        9% Notes, due 9/15/99                                        994,170                1,051,490
       1,000,000    Ford Motor Company, 9% Debentures, due 9/15/01                 1,000,000                1,082,840
       1,000,000    General Motors Acceptance Corporation,
                        8.50% Notes, due 1/1/03                                    1,121,910                1,064,830
       1,000,000    Georgia Pacific, 9.50% Debentures, due 5/15/22                   999,210                1,059,230
       1,500,000    Georgia Pacific, 7.375% Debentures, due 12/1/25                  494,295                1,455,540
          32,753    Kidder Peabody Acceptance Corp. I, 9.85%, Mortgage
                        Pass-Through Certificates (REMIC Multiclass),
                        Series 1989-2, Class A, due 7/25/19                           32,741                   32,753
         800,000    News America Holdings, 7.75% Senior Debentures, due
                        01/20/24                                                     819,400                  741,472
         750,000    Noram Energy Inc., 8.64% Medium Term Notes, due 9/4/98           751,860                  771,188
         750,000    Owens-Illinois, Inc., 10% Senior Subordinated Notes,
                        due 8/1/02                                                   746,250                  763,125
         750,000    Ryland Group, 9.625% Senior Subordinated Notes, due
                        6/1/04                                                       686,250                  708,750
         750,000    Safeway, 10% Senior Subordinated Notes, due 12/1/01              755,625                  815,625
       1,000,000    Sprint Corporation, 9.50% Debentures, due 4/1/03                 987,260                1,105,260
       1,000,000    Tele-Communications, Inc., 9.80% Senior Debentures,
                        due 2/1/12                                                   990,310                1,080,480
       1,000,000    Time Warner Entertainment, 8.875% Senior Notes, due 10/1/12    1,103,150                1,043,640
       1,000,000    United Airlines, 9.125% Debentures, due 1/15/12                  995,150                1,073,310
         750,000    Westinghouse Electric, 8.625% Debentures, due 8/1/12             712,643                  723,878
                                                                                ____________               __________
               TOTAL CORPORATE OBLIGATIONS                                       $21,537,107              $22,469,093
                                                                                ____________               __________
               TOTAL INVESTMENTS                                                 $30,881,899              $31,997,561
                                                                                ____________               __________
* Percent of Net Asset Value

FIVE-YEAR SUMMARY OF OPERATIONS
Selected data per share of common stock outstanding throughout each year:

                                   Year Ended June 30,
                               1996           1995           1994           1993        1992
PER SHARE DATA:
Investment income              $ 1.00         $ 0.99         $ 1.01         $ 1.08      $ 1.14
Expenses                        (0.10)         (0.10)         (0.10)         (0.11)      (0.10)
                               ______         ______         ______         ______       ______
Net investment income            0.90           0.89           0.91           0.97        1.04
Dividends                       (0.90)         (0.90)         (0.95)         (0.92)      (1.08)
Net realized gain (loss) and
     increase (decrease) in
     unrealized appreciation    (0.24)          0.50          (0.96)          0.35        0.24
                                ______         _____           _____          _____      _____
Net increase (decrease) in
     net asset value            (0.24)         (0.49)         (1.00)          0.40        0.20
Net Asset Value:
     Beginning of period       $11.84         $11.35         $12.35         $11.95      $11.75
                               ______         ______         ______         ______       _____
     End of period             $11.60         $11.84         $11.35         $12.35      $11.95
                                =====          =====          =====          =====       =====

SUPPLEMENTARY DATA:
Ratio of advisory fee to
     average net assets          0.50%          0.50%          0.50%          0.50%       0.50%
Ratio of other expenses to
     average net assets          0.39%          0.43%          0.39%          0.44%       0.44%
Ratio of net investment income
     to average net assets       8.05%          7.97%          7.61%          8.03%       8.93%
Portfolio turnover              17.75%         34.73%         36.60%         26.86%      50.23%
Number of shares outstanding
     at end of period           2,797,416      2,797,416      2,797,416      2,794,086   2,790,269

     The accompanying notes to financial statements are an integral part of this information.

NOTES TO FINANCIAL STATEMENTS

June 30, 1996 and 1995

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management company. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

(A)  Security Valuation
     Investments in securities traded on a national securities exchange are valued at the closing price on the last business day of the period; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price; short-term notes are stated at cost which approximates market value.

(B)  Income Taxes
     It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income to its shareholders. Provisions for Federal income taxes are made on net investment income and capital gains which are not distributed within the required time period. Net investment income and capital gains were distributed. Accordingly, no provision for Federal income taxes was required in fiscal 1996 or 1995.

(C)  Security Transactions and Related Investment Income
     Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are determined on the basis of identified cost. Interest income is recorded on a daily basis and dividend income is recorded on the ex-dividend date.
Distributions to shareholders are recorded on the record date.

NOTE 2. CAPITAL LOSS CARRYFORWARD

     During the fiscal year ended June 30, 1996, the Company realized a net capital loss from security transactions in the amount of $111,014. The total capital loss carryforward at June 30, 1996, is $2,472,853. The loss carryforward expires as follows: June 30, 1998, $6,478; June 30, 1999, $848,670; June 30, 2000, $819,608; June 30, 2001, $63,497; June 30, 2003,
$623,586; June 30, 2004, $111,014.

NOTE 3. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities other than United States government obligations and short-term notes aggregated $3,558,213 and $2,011,884, respectively for the fiscal year 1996.
     The identified cost of investments at June 30, 1996 was $30,881,899. Had the average cost basis been used for financial statement purposes, the net realized loss and unrealized depreciation would have been unchanged.

NOTE 4. INVESTMENT ADVISORY FEE

     For the years ended June 30, 1996 and 1995, the Company paid fees of $165,944 and $158,428, respectively, or 0.50% of average net assets for investment management to Bank One, Indianapolis, NA. The fee is based on average weekly net assets at the annual rate of one-half of one percent on the first $50 million and four-tenths of one percent on the excess over $50 million.
     The advisory fee is subject to reduction in any year in which annual expenses (including the advisory fee, but excluding interest, taxes, brokerage fees, expenses of any future public offerings of the Company's shares and, where permitted, extraordinary expenses) exceed one and one-half percent of the average weekly net assets of the Company during the year to date. In addition, the adviser pays all expenses in connection with the Dividend Reinvestment Plan of the Company. No other fees were received by the adviser from the Company.

NOTE 5. UNAUDITED QUARTERLY RESULTS OF OPERATIONS

     The following is a summary of unaudited quarterly results of operations:

                                                               Net Realized
                                                              and Unrealized
                                                              Net Investment
                          Gross Investment                    Gain (Loss) on
     Quarter Ended          Income              Income         Investments
     ____________       ______________       ____________     ____________
     September 30, 1995
               Amount         $717,056           $646,642         $157,611
               Per Share      $    .25           $    .23         $    .06
     December 31, 1995
               Amount          701,339            629,218          707,589
               Per Share           .25                .23              .25
     March 31, 1996
               Amount          696,469            623,799       (1,044,800)
               Per Share           .25                .22             (.37)
     June 30, 1996
               Amount          692,477            619,771         (498,902)
               Per Share           .25                .22             (.18)
                                ======             ======           =======

DIVIDEND REINVESTMENT PLAN

     The Company has a Dividend Reinvestment Plan which provides that dividends and other distributions may be payable, at the election of the shareholders, in shares of the Company's common stock. The adviser pays all expenses in connection with the Dividend Reinvestment Plan. Information regarding participation in the Plan may be obtained by writing the Company's Dividend Reinvestment Plan Accounting Agent, Harris Trust and Savings Bank, Shareholder Services Division, 311 West Monroe, 14th Floor, Chicago, Illinois 60606, Attn: Circle Income Shares, Inc., Dividend Reinvestment Plan; a description of the Plan is included on Pages 12-13.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
To the Shareholders and
the Board of Directors of
CIRCLE INCOME SHARES, INC.:

We have audited the accompanying statements of assets and liabilities of CIRCLE INCOME SHARES, INC. (an Indiana Corporation) as of June 30, 1996 and 1995, and the schedule of portfolio investments, as of June 30, 1996, and the related statements of changes in net assets and operations for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996 and 1995. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Circle Income Shares, Inc. as of June 30, 1996 and 1995, the changes in its net assets and results of its operations for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Indianapolis, Indiana
July 23, 1996

DESCRIPTION OF THE DIVIDEND REINVESTMENT PLAN
     Any registered holder of Circle Income Shares, Inc. ("Circle" or the "Company") common stock may participate in the Company's Dividend Reinvestment Plan (the "Plan"). If a shareholder's stock is registered in the name of someone else (such as a bank, broker or trustee), that registered holder may participate in the Plan on the shareholder's behalf. Whether or not a third party bank, broker or trustee elects to participate in the Plan is totally within the discretion of the third party.
     For shareholders who elect to participate in the Plan, all dividends, including any distributions of capital gain, are automatically invested in additional shares of the Common Stock of the Company. The Plan does not include a provision for the investment of additional cash contributions by participants.
     An independent broker acts as Dividend Reinvestment Plan Agent (the "Plan Agent") for all shareholders who elect to participate in the Plan. Harris Trust and Savings Bank, acts as Accounting Agent (the "Accounting Agent") and keeps the books and records for all shareholders who elect to participate in the Plan. All inquiries regarding the Plan should be sent to the Accounting Agent at the following address: Harris Trust and Savings Bank, Shareholder Services Division, 311 West Monroe Street, 14th Floor, Chicago, IL, 60606 Attn: Circle Income Shares, Inc., Dividend Reinvestment Plan.
     Each registered shareholder is assigned an account number. This account number should be used in all correspondence with either Agent.
     Dividends are reinvested by the Plan Agent by either (a) directing the Company to pay the dividend in cash and using the cash to buy shares in the open market, or (b) directing the Company to pay the dividend in new shares issued at net asset value. To determine which method is used, the Plan Agent compares the net asset value per share to the market price per share of the Company's common stock at the close of business five trading days before the dividend payment date. For purposes of this comparison, the Plan Agent uses the closing price, plus estimated brokerage commissions, as the market price per share.
     If the net asset value is lower than the market price, the Plan Agent elects, on behalf of all participating shareholders, to take the dividend in stock and additional shares are issued by the Company and credited to the participant's account at net asset value.
     If the market price is lower than the net asset value, the Plan Agent elects, on the participating shareholder's behalf, to take the dividend in cash. The Plan Agent will aggregate the dividends of all participants and apply the dividends to the purchase of the Company's stock in the open market. The cost of the stock credited to each participating shareholder's account, if this method is used, will include the participant's proportion of any brokerage commissions and transfer taxes which the Plan Agent pays to purchase the shares in the open market. The Accounting Agent computes the average price of all shares purchased (including any brokerage commission and transfer taxes), and credits shares to each participating shareholder's account on the basis of this average price. Shares purchased by the Plan Agent in the open market are acquired consistent with a policy of best price and execution.
     Regardless of the method used by the Plan Agent to reinvest dividends, once a shareholder elects to participate in the Plan, the shares credited to the shareholder's "open account" will earn dividends, and the "open account" will also be automatically reinvested. Since dividends will seldom, if ever, be in an amount sufficient to acquire an exact number of full shares, a participating shareholder's reinvestment will normally include a fractional share (computed to three decimal places). These fractional shares will also earn proportional dividends as full shares do.
     After each dividend payment, all participating shareholders will receive current statements of their accounts. Because these statements include information for personal and tax records, they should be permanently retained.
     There are no fees or other direct charges, except as noted above, to participate in the Plan. Certain costs of providing the Plan are paid by the Company's Investment Adviser, except for costs
 of registration under
applicable securities laws, if it is determined at a later date that registration is necessary. The Plan may be amended to provide for a direct charge.
     To begin participation in the Plan, a shareholder must sign and return, to the Accounting Agent at the address given above, an authorization card which appoints the Plan Agent as the shareholder's agent for participation. An authorization card may be obtained from the Accounting Agent at the address given above or by calling the Accounting Agent at 312-461-7763. Participation will begin with the next dividend payable after the Accounting Agent actually receives the authorization card, provided that the authorization card is received 15 days prior to the record date for that dividend. Otherwise, the shareholder will receive the dividend in the usual manner, and participation will begin with the next following dividend. (In the past, record dates have normally preceded payment dates by approximately two weeks.)
     Once a shareholder begins participation in the Plan, dividends are automatically reinvested until participation is terminated. Additional shares which are subsequently registered in a shareholder's identical name, address, and account will also participate in the Plan.
     The Accounting Agent maintains an "open account" for each participant in the Plan, and credits shares acquired through the Plan to it. Certificates are not issued for shareholders whose shares are held in an "open account." A shareholder may withdraw at any time some or all of the full shares held in the "open account" by sending a written request to the Accounting Agent at the address given above. Requesting a certificate for any or all of the full shares does not terminate participation in the Plan. Certificates for fractional shares will not be issued.
     A shareholder's stock certificates may be surrendered to the Accounting Agent and shares will be credited to the shareholder's "open account" and held by the Accounting Agent in uncertified form.
     A shareholder may terminate participation in the Plan at any time and receive future dividends in cash by sending a written notice to the Accounting Agent. Participation will end and the shareholder will receive future dividend in cash, provided that the Accounting Agent receives the notice 15 days prior to the record date for that dividend. Otherwise, that dividend will be reinvested and cash payments will begin the next following dividend.
     When a shareholder terminates participation in the Plan the shareholder's "open account" will contain a fractional share balance and, if the shareholder has been a participant for a sufficient amount of time, will probably contain a full share balance. At the time participation in the Plan is terminated, the Accounting Agent will withdraw the full shares then credited to the shareholder's "open account." This value will be based on the closing price of the Company's stock in the open market on the effective date of the termination of participation. There is no penalty or charge for withdrawal from the Plan. A shareholder may rejoin the Plan at any time.
     The Plan may be amended or terminated at any time only if notice of the amendment or termination has been sent to participants of the Plan. A notice would be sent to participants at least thirty days before the record date of the first dividend affected by the amendment or termination.
     The taxability of a shareholder's dividends for Federal Income Tax purposes is controlled by Federal Tax law and not by the Plan. However, dividends reinvested through the Plan continue to be taxable for Federal Income Tax purposes.
     If the Agent reinvests a shareholder's dividend by purchasing shares in the open market, the dividend is taxable just as if the shareholder received it in cash. If the Agent reinvests the dividend by taking stock issued by the Company at net asset value, then, for Federal Income Tax purposes, the dividend is considered to be the greater of the net asset value reinvestment price or the fair market value (the closing price in the open market) on the payment date; therefore, a participating shareholder's taxable dividend may be greater than if the shareholder received the dividend in cash.

CIRCLE INCOME SHARES, INC.

DIRECTORS

GERALD L. BEPKO, Chancellor
     Indiana University-Purdue University at Indianapolis

DR. FREDERICK R. FORD, Executive Vice President and Treasurer
     Purdue University

MICHAEL S. HUNT, Vice President
     Eli Lilly and Company

THOMAS A. JENKINS, Vice President and Senior Trust Counsel
     Bank One, Indianapolis, NA

JAMES D. KECKLEY, Retired Executive Vice President
     Bank One, Indianapolis, NA

E. LYNN PLASTER, Retired Executive Vice President
     Bank One, Indianapolis, NA

OFFICERS
THOMAS A. JENKINS, President
JEFFREY W. FOUNTAIN, CFA, Executive Vice President
        and Chief Investment Officer
WILLIAM J. HOCHMUTH, Vice President
TIMOTHY P. HOLIHEN, CFA, Vice President
THOMAS F. WILSON, Ph.D., Vice President
C. WILLIAM WILLEN, Secretary/Treasurer

INVESTMENT ADVISER
Bank One, Indianapolis, NA
Bank One Center/Tower
111 Monument Circle
Indianapolis, Indiana 46277-1721

CUSTODIAN
Bank One Ohio Trust Company, NA
Brooksedge 8
Columbus, Ohio 43271-0393

TRANSFER & DIVIDEND
DISBURSING AGENT
Harris Trust and Savings Bank
Shareholder Services Division
311 West Monroe Street
14th Floor
Chicago, Illinois  60606

SHAREHOLDER INQUIRIES
Harris Trust and Savings Bank
Shareholder Services Division
311 West Monroe Street
14th Floor
Chicago, Illinois  60606
Telephone 312-461-7763

AUDITORS
ARTHUR ANDERSEN LLP
Bank One Center/Tower, Suite 4300
111 Monument Circle
Indianapolis, Indiana 46204-5143

CIRCLE INCOME SHARES, INC., P.O. BOX 77004, INDIANAPOLIS, INDIANA
46277-7004*(317) 321-8180